OHA DIRECT CREDIT FUND POS AMI

Exhibit 99.(s)

OHA Direct Credit Fund Power of Attorney

Reports Under the Securities Exchange Act of 1933, Securities Exchange Act of 1934,

and the Investment Company Act of 1940, Each as Applicable

The undersigned trustee of OHA Direct Credit Fund is a Delaware statutory trust (the “Fund”), hereby constitutes and appoints Grove Stafford and Josh Drazen, or either of them acting singly, the undersigned’s true lawful attorneys-in-fact and agents with full power to act without the others and with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to enable the Fund to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Fund, to be offered by the Fund (if applicable), and the registration of the Fund under the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the name of the Fund on its behalf, and to sign the names of each of such directors and officers on his or her behalf as such director or officer to any (i) Registration Statement on Form N-2 or N-14 of the Fund filed with the SEC under the Securities Act of 1933, as amended; (ii) Registration Statement on Form N-2 or N-14 of the Fund under the Investment Company Act of 1940, as amended; (iii) amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes of the Fund) to said Registration Statement; and (iv) instruments or documents filed or to be filed as a part of or in connection with such Registration Statement, including Articles Supplementary, Articles of Amendment, and other instruments with respect to the Articles of the Fund.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the SEC or its staff upon request.

The undersigned hereby grants to the attorney-in-fact full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done in connection with the foregoing, as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by authority of this Power of Attorney.

WITNESS my hand on this March 11, 2026.

/s/ Eric Muller

Eric Muller

OHA Direct Credit Fund Power of Attorney

Reports Under the Securities Exchange Act of 1933, Securities Exchange Act of 1934,

and the Investment Company Act of 1940, Each as Applicable

The undersigned trustee of OHA Direct Credit Fund is a Delaware statutory trust (the “Fund”), hereby constitutes and appoints Grove Stafford and Josh Drazen, or either of them acting singly, the undersigned’s true lawful attorneys-in-fact and agents with full power to act without the others and with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to enable the Fund to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Fund, to be offered by the Fund (if applicable), and the registration of the Fund under the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the name of the Fund on its behalf, and to sign the names of each of such directors and officers on his or her behalf as such director or officer to any (i) Registration Statement on Form N-2 or N-14 of the Fund filed with the SEC under the Securities Act of 1933, as amended; (ii) Registration Statement on Form N-2 or N-14 of the Fund under the Investment Company Act of 1940, as amended; (iii) amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes of the Fund) to said Registration Statement; and (iv) instruments or documents filed or to be filed as a part of or in connection with such Registration Statement, including Articles Supplementary, Articles of Amendment, and other instruments with respect to the Articles of the Fund.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the SEC or its staff upon request.

The undersigned hereby grants to the attorney-in-fact full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done in connection with the foregoing, as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by authority of this Power of Attorney.

WITNESS my hand on this March 11, 2026.

/s/ Josh Drazen

Josh Drazen

OHA Direct Credit Fund Power of Attorney

Reports Under the Securities Exchange Act of 1933, Securities Exchange Act of 1934,

and the Investment Company Act of 1940, Each as Applicable

The undersigned trustee of OHA Direct Credit Fund is a Delaware statutory trust (the “Fund”), hereby constitutes and appoints Grove Stafford and Josh Drazen, or either of them acting singly, the undersigned’s true lawful attorneys-in-fact and agents with full power to act without the others and with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to enable the Fund to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Fund, to be offered by the Fund (if applicable), and the registration of the Fund under the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the name of the Fund on its behalf, and to sign the names of each of such directors and officers on his or her behalf as such director or officer to any (i) Registration Statement on Form N-2 or N-14 of the Fund filed with the SEC under the Securities Act of 1933, as amended; (ii) Registration Statement on Form N-2 or N-14 of the Fund under the Investment Company Act of 1940, as amended; (iii) amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes of the Fund) to said Registration Statement; and (iv) instruments or documents filed or to be filed as a part of or in connection with such Registration Statement, including Articles Supplementary, Articles of Amendment, and other instruments with respect to the Articles of the Fund.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the SEC or its staff upon request.

The undersigned hereby grants to the attorney-in-fact full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done in connection with the foregoing, as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by authority of this Power of Attorney.

WITNESS my hand on this March 11, 2026.

/s/ Kathleen M. Burke

Kathleen M. Burke

OHA Direct Credit Fund Power of Attorney

Reports Under the Securities Exchange Act of 1933, Securities Exchange Act of 1934,

and the Investment Company Act of 1940, Each as Applicable

The undersigned trustee of OHA Direct Credit Fund is a Delaware statutory trust (the “Fund”), hereby constitutes and appoints Grove Stafford and Josh Drazen, or either of them acting singly, the undersigned’s true lawful attorneys-in-fact and agents with full power to act without the others and with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to enable the Fund to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Fund, to be offered by the Fund (if applicable), and the registration of the Fund under the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the name of the Fund on its behalf, and to sign the names of each of such directors and officers on his or her behalf as such director or officer to any (i) Registration Statement on Form N-2 or N-14 of the Fund filed with the SEC under the Securities Act of 1933, as amended; (ii) Registration Statement on Form N-2 or N-14 of the Fund under the Investment Company Act of 1940, as amended; (iii) amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes of the Fund) to said Registration Statement; and (iv) instruments or documents filed or to be filed as a part of or in connection with such Registration Statement, including Articles Supplementary, Articles of Amendment, and other instruments with respect to the Articles of the Fund.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the SEC or its staff upon request.

The undersigned hereby grants to the attorney-in-fact full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done in connection with the foregoing, as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by authority of this Power of Attorney.

WITNESS my hand on this March 11, 2026.

/s/ Mark Manoff

Mark Manoff

OHA Direct Credit Fund Power of Attorney

Reports Under the Securities Exchange Act of 1933, Securities Exchange Act of 1934,

and the Investment Company Act of 1940, Each as Applicable

The undersigned trustee of OHA Direct Credit Fund is a Delaware statutory trust (the “Fund”), hereby constitutes and appoints Grove Stafford and Josh Drazen, or either of them acting singly, the undersigned’s true lawful attorneys-in-fact and agents with full power to act without the others and with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to enable the Fund to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Fund, to be offered by the Fund (if applicable), and the registration of the Fund under the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the name of the Fund on its behalf, and to sign the names of each of such directors and officers on his or her behalf as such director or officer to any (i) Registration Statement on Form N-2 or N-14 of the Fund filed with the SEC under the Securities Act of 1933, as amended; (ii) Registration Statement on Form N-2 or N-14 of the Fund under the Investment Company Act of 1940, as amended; (iii) amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes of the Fund) to said Registration Statement; and (iv) instruments or documents filed or to be filed as a part of or in connection with such Registration Statement, including Articles Supplementary, Articles of Amendment, and other instruments with respect to the Articles of the Fund.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the SEC or its staff upon request.

The undersigned hereby grants to the attorney-in-fact full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done in connection with the foregoing, as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by authority of this Power of Attorney.

WITNESS my hand on this March 11, 2026.

/s/ Jonathan Morgan

Jonathan Morgan